VK-VIMCG-PRO-SUP-121319

Summary and Statutory Prospectus Supplement dated December 13, 2019

The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for the Fund listed below:

Invesco V.I. Mid Cap Growth Fund

This supplement amends the Summary and Statutory Prospectuses of the above referenced fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and Statement of Additional Information and retain it for future reference.

At meetings held December 9-11, 2019, the Board of Trustees of Invesco V.I. Mid Cap Growth Fund (the “Target Fund”), a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Target Fund would transfer all or substantially all of its assets and liabilities to Invesco Oppenheimer V.I. Discovery Mid Cap Fund (the” Acquiring Fund”) a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) in exchange for shares of the Acquiring Fund that would be distributed to Target Fund shareholders.

The Agreement requires approval by the Target Fund shareholders and will be submitted to the shareholders for their consideration at a special shareholders meeting to be held in or around April 2020. If the Agreement is approved by shareholders of the Target Fund and certain conditions required by the Agreement are satisfied or waived, the reorganization is expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of a class of the Acquiring Fund that are equal in value to the shares of the corresponding class of the Target Fund that the shareholders held immediately prior to the closing of the reorganization, and the Target Fund will liquidate and cease operations.

A combined Proxy Statement/Prospectus will be sent to shareholders of the Target Fund requesting their vote on the Agreement, which will include a full discussion of the reorganization and the factors the Board of Trustees considered in approving the Agreement.

VK-VIMCG-PRO-SUP-121319

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